SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):June 28, 2002

                        COMMISSION FILE NUMBER: 002-32673

                         Thinka Weight-Loss Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                98-0218912
------                                                                ----------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)


3675 Pecos-McLeod, Suite 1400, Las Vegas, Nevada                           89121
------------------------------------------------                           -----
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (800) 297-4450


                    2267 Aria Drive, Henderson, Nevada 89052
                    ----------------------------------------
          (Former name or former address, if changed since last report)



                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010














                                   Page 1 of 4
                      Index to Exhibits specified on Page 4

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
-----------------------------------------

Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

Effective June 28, 2002, we redeemed 11,250,000 shares of our common stock held by 649 incorporated. In consideration for the redemption of those shares was our delivery to Six Forty-Nine Incorporated of our interest in the Mediterranean Weight Lost Program.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
-----------------------------------

Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------

Not Applicable.

ITEM 5.  OTHER EVENTS
---------------------

Not Applicable.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
---------------------------------------------------------

Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS
-----------------------------

Not Applicable.

ITEM 8.  CHANGE IN FISCAL YEAR
------------------------------

Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

Not Applicable.


















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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THINKA WEIGHT-LOSS CORPORATION

                                           By: /s/ Stacey Lauridia
Date: August 14, 2002                         ---------------------------
                                              Stacey Lauridia,
                                              President and Director





































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




                                INDEX TO EXHIBITS


Exhibit No.
----------


10.1 STOCK REDEMPTION AGREEMENT BETWEEN THINKA WEIGHT LOSS CORPORATION AND SIX FORTY-NINE INCORPORATED.





































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